RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
RELATED PARTY TRANSACTIONS

27. RELATED PARTY TRANSACTIONS

Brookfield Renewable’s related party transactions are recorded at the exchange amount. Brookfield Renewable’s related party transactions are primarily with Brookfield.

Brookfield Renewable and Brookfield have entered into, or amended, the following material agreements:

Principal Agreements

Limited Partnership Agreements

Each of the amended and restated limited partnership agreements of Brookfield Renewable and BRELP outline the key terms of the partnerships, including provisions relating to management, protections for limited partners, capital contributions, distributions and allocation of income and losses. BRELP’s general partner is entitled to receive incentive distributions from BRELP as a result of its ownership of the general partnership interest in BRELP. The incentive distributions are to be calculated in increments based on the amount by which quarterly distributions on the limited partnership units of BRELP exceed specified target levels as set forth in the amended and restated partnership agreement.

Master Services Agreement

Brookfield Renewable entered into an agreement with Brookfield Asset Management pursuant to which Brookfield Asset Management has agreed to provide oversight of the business and provide the services of senior officers to Brookfield Renewable for a management service fee. The fee is paid on a quarterly basis and has a fixed quarterly component of $5 million and a variable component calculated as a percentage of the increase in the total capitalization value of Brookfield Renewable over an initial reference value (subject to an annual escalation by a specified inflation factor beginning on January 1, 2013). Total capitalization value as of December 31, 2018 is $16 billion, which against the initial reference value of $8 billion and factoring in the annual amount of $21 million (as adjusted for inflation), resulted in a management service fee payment for the year ended December 31, 2018 of $80 million (2017: $82 million and 2016: $62 million).

BRELP Voting Agreement

In 2011, Brookfield Renewable entered into a voting agreement with Brookfield pursuant to which Brookfield Renewable, through BRPL, has a number of voting rights, including the right to direct all eligible votes in the election of the directors of BRELP’s general partner.

Power Services Agreements

Energy Marketing Internalization

On October 30, 2018, Brookfield Renewable and Brookfield entered into an agreement (the “Power Marketing Purchase Agreement”) to internalize all energy marketing capabilities in North America into Brookfield Renewable. The Power Marketing Purchase Agreement provides for the transfer of Brookfield’s existing marketing business to Brookfield Renewable, which includes the marketing, purchasing and trading of energy and energy related products in North America, providing energy marketing services and all matters incidental thereto (the “Energy Marketing Internalization”). The Energy Marketing Internalization will also include transfer of all third party power purchase agreements and, subject to certain exceptions, related party power purchase and revenue support agreements as described in further detail below.

The closing of the Energy Marketing Internalization is targeted to occur in the first half of 2019, subject to the satisfaction of customary closing conditions. It is anticipated that on closing of the Energy Marketing Internalization, Brookfield Renewable and Brookfield will enter into an agreement pursuant to which Brookfield Renewable will provide energy marketing services to Brookfield for a fee.

Also on October 30, 2018, Brookfield Renewable and Brookfield separately amended certain related party agreements, as described in further detail below.

Power Agency Agreements

Certain Brookfield Renewable subsidiaries have entered into Power Agency Agreements appointing Brookfield as their exclusive agent in respect of the sales of electricity, including the procurement of transmission and other additional services. In addition, Brookfield will schedule, dispatch and arrange for transmission of the power produced and the power supplied to third-parties in accordance with prudent industry practice. Pursuant to each Agreement, Brookfield will be entitled to be reimbursed for any third party costs incurred, and, in certain cases, receives an additional fee for its services in connection with the sale of power and for providing the other services.

On closing of the Energy Marketing Internalization, all Power Agency Agreements will be transferred by Brookfield to Brookfield Renewable.

Energy Marketing Agreement

Brookfield has agreed to provide energy marketing services to Brookfield Renewable’s North American businesses. Under this Agreement, Brookfield Renewable pays an annual energy marketing fee of $18 million per year (subject to increase by a specified inflation factor beginning on January 1, 2013). See Note 8 - Direct operating costs.

On closing of the Energy Marketing Internalization, the Energy Marketing Agreement will be transferred from Brookfield to Brookfield Renewable.

Revenue Agreements

Contract Amendments

In 2018, two long-term power purchase agreements associated with the generating assets in Ontario held by Great Lakes Power Limited (“GLPL”) and Mississagi Power Trust (“MPT”), were amended.

The amended GLPL power purchase agreement requires Brookfield to purchase the energy generated by certain facilities in Canada owned by GLPL at an average price of C$100 per MWh subject to an annual adjustment equal to a 3% fixed rate. The GLPL agreement has an initial term to 2029, and Brookfield Renewable will have an option to extend a fixed price commitment to GLPL from Brookfield Asset Management through 2044 at a price of C$60 per MWh.

The amended MPT power purchase agreement requires Brookfield to purchase the energy generated by certain facilities in Canada owned by MPT at an average price of C$127 per MWh subject to an annual adjustment equal to a 3% fixed rate. The MPT contract terminates on December 1, 2029.

Energy Revenue Agreement

In 2018, the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable was effectively amended.

Brookfield will support the price that Brookfield Renewable receives for energy generated by certain facilities in the United States at a price $75 per MWh. This price is to be increased annually on January 1 until 2021 by an amount equal to 40% of the increase in the CPI during the previous calendar year, but not exceeding an increase of 3% in any calendar year. The price will be reduced by $3 per MWh per year from 2021 to 2025 and then further reduced by $5.03 per MWh in 2026. The energy revenue agreement will terminate in 2046.

Other Revenue Agreements

Pursuant to a 20-year power purchase agreement, Brookfield purchases all energy from several power facilities in Maine and New Hampshire held by Great Lakes Holding America (“GLHA”) at $37 per MWh. The energy rates are subject to an annual adjustment equal to 20% of the increase in the CPI during the previous year. On closing of the Energy Marketing Internalization, the power purchase agreement with GLHA will be transferred to Brookfield Renewable.

Pursuant to a 20-year power purchase agreement, Brookfield purchases all energy from Lievre Power in Quebec at C$68 per MWh. The energy rates are subject to an annual adjustment equal to the lesser of 40% of the increase in the CPI during the previous calendar year or 3%. On closing of the Energy Marketing Internalization, the power purchase agreement with Lievre Power will be transferred to Brookfield Renewable.

Pursuant to a power guarantee agreement, Brookfield will purchase all energy from the two facilities of Hydro Pontiac Inc. at a price of C$68 per MWh, to be increased annually each calendar year beginning in 2010 by an amount equal to 40% of the increase in the CPI during the previous calendar year. This power guarantee agreement is scheduled to commence in 2019 for one facility and in 2020 for the other, upon the expiration of existing third-party power agreements. The agreement with Brookfield has an initial term to 2029 and automatically renews for successive 20-year period with certain termination provisions. On closing of the Energy Marketing Internalization, the power guarantee agreement with Hydro Pontiac Inc. will be transferred to Brookfield Renewable.

Pursuant to a 10-year Wind Levelization agreement expiring in 2019, Brookfield mitigates any potential wind variation from the expected annual generation of 506 GWh with regards to the Prince Wind assets in Ontario. Any excess generation compared to the expected generation results in a payment from Brookfield Renewable to Brookfield, while a shortfall would result in a payment from Brookfield to Brookfield Renewable.

Voting Agreements

Brookfield Renewable entered into voting agreements with Brookfield whereby Brookfield, as managing member of entities related to the Brookfield Americas Infrastructure Fund (the “BAIF Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional investors, agreed to assign to Brookfield Renewable their voting rights to elect the Boards of Directors of the BAIF Entities. Brookfield Renewable’s economic interests in the BAIF Entities in the United States and Brazil are 22% and 25%, respectively.

Brookfield Renewable entered into voting agreements with certain Brookfield subsidiaries whereby these subsidiaries, as managing members of entities related to Brookfield Infrastructure Fund II (the “BIF II Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional investors, agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BIF II Entities. Brookfield Renewable’s economic interests in the BIF II Entities are between 40% and 50.1%.

Except as set out below in respect to TerraForm Power and Isagen, Brookfield Renewable entered into a voting agreement with certain Brookfield subsidiaries that form part of Brookfield Infrastructure Fund III (the “BIF III Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional investors, Brookfield agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BIF III Entities. Brookfield Renewable’s economic interests in the BIF III Entities are between 24% and 31%.

The consortium holds its interest in Isagen through an entity (“Hydro Holdings”) which is entitled to appoint a majority of the board of directors of Isagen.  The general partner of Hydro Holdings is a controlled subsidiary of Brookfield Renewable.  Brookfield Renewable is entitled to appoint a majority of Hydro Holdings’ board of directors, provided that Brookfield Asset Management and its subsidiaries (including Brookfield Renewable) collectively are (i) the largest holder of Hydro Holdings’ limited partnership interests, and (ii) hold over 30% of Hydro Holdings’ limited partnership interests (the “Ownership Test”).  Brookfield Asset Management and its subsidiaries currently meet the Ownership Test.

Brookfield Renewable entered into a voting agreement with the Brookfield subsidiary that ultimately controls TerraForm Power. Pursuant to this voting agreement, Brookfield Renewable is entitled to direct the election of one of the four directors of the Brookfield subsidiary, thereby providing Brookfield Renewable with significant influence over this subsidiary.

The following table reflects the related party agreements and transactions in the consolidated statements of income, for the year ended December 31:

(MILLIONS)	2018	2017	2016
Revenues
Power purchase and revenue agreements	$535	$601	$527
Wind levelization agreement	7	6	8
	$542	$607	$535
Direct operating costs
Energy purchases	$(20)	$(13)	$(3)
Energy marketing fee	(24)	(24)	(23)
Insurance services	(25)	(19)	(20)
	$(69)	$(56)	$(46)
Interest (expense) income - borrowings	$(8)	$-	$6
Management service costs	$(80)	$(82)	$(62)

The following table reflects the impact of the related party agreements and transactions on the consolidated statements of financial position as at December 31:

(MILLIONS)	Related party	2018	2017
Current assets
Contract asset	Brookfield	$45	$-
Due from related parties
Amounts due from	Brookfield	55	54
	Equity-accounted investments and other	10	6
		$110	$60
Non-current assets
Contract asset	Brookfield	$402	$-
Current liabilities
Due to related parties
Amount due to	Brookfield	$54	$48
	Equity-accounted investments and other	12	32
Accrued distributions payable on
LP Units and Redeemable/
Exchangeable partnership units	Brookfield	35	32
		$101	$112
Non-current liabilities
Contract liability	Brookfield	$479	9

Current assets

Amounts due from Brookfield are non-interest bearing, unsecured and due on demand.

Current liabilities

Amounts due to Brookfield are unsecured, payable on demand and relate to recurring transactions.